AXA PREMIER VIP TRUST – MULTIMANAGER SMALL CAP VALUE PORTFOLIO

SUPPLEMENT DATED JANUARY 31, 2014 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2013, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus dated May 1, 2013, as supplemented, of the Multimanager Small Cap Value Portfolio of the AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about proposed changes to the investment policies, including the 80% investment policy, of the Multimanager Small Cap Value Portfolio (the “Portfolio”). These changes are proposed in connection with the proposed conversion of the Portfolio to a fund-of-funds as described below (the “Conversion”). The Conversion will also result in a name change and certain other changes, including changes to the principal investment strategies and risks and fees and expenses for the Portfolio.

Important Notice Regarding Change in Investment Policy

Information Regarding the Proposed Conversion of the Multimanager Small Cap Value Portfolio

On December 4, 2013, the Board of Trustees (“Board”) of the Trust approved the Conversion of the Portfolio to a fund-of-funds that will pursue its investment objective through investments in underlying proprietary and unaffiliated mutual funds (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”), similar to the Trust’s existing Charter Portfolios; and (b) a new Investment Management Agreement between the Trust, on behalf of the Portfolio, and FMG LLC. Subject to shareholder approval, as described below, the Conversion is expected to take place on or before April 30, 2014 (the “Conversion Date”). In connection with the Conversion and effective on the Conversion Date, the Portfolio will change its investment policy to invest at least 80% of its assets in the type of investments indicated by its name as indicated below:

Effective on or before April 30, 2014 the following changes are applicable to the Portfolio:

The legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2013, as supplemented May 1, 2013, May 23, 2013, May 30, 2013, June 20, 2013, August 2, 2013, August 14, 2013, November 1, 2013, December 30, 2013 and January 31, 2014, and Statement of Additional Information (“SAI”), dated May 1, 2013, as supplemented October 7, 2013, October 18, 2013, November 1, 2013, December 17, 2013 and December 30, 2013 and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2012, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

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The first sentence in the section of the Prospectus entitled “Investment, Risks and Performance - Principal Investment Strategies of the Portfolio” is hereby changed as follows:

Current Policy	Proposed Policy
Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies.	The Portfolio will invest in Underlying Portfolios and Underlying ETFs such that 80% of its assets (net assets plus the amount of any borrowings for investment purposes) are invested in equity securities of small-capitalization companies (which may include derivatives exposure to equity securities of small-capitalization companies).

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In addition, effective on or around the Conversion Date, the name of the Portfolio will be changed as follows:

Current Name	New Name

Multimanager Small Cap Value Portfolio	CharterSM Small Cap Value Portfolio

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FMG LLC serves as the investment manager for the Portfolio and will continue to serve as the investment manager for the Portfolio after the Conversion. However, because the Portfolio will be converted to a fund-of-funds, the Portfolio will no longer be sub-advised by one or more sub-advisers and the current sub-advisers to the Portfolio will be terminated on or before the Conversion Date. FMG LLC, as investment manager, will select the underlying investment options for the Portfolio.

The approval of the proposed Conversion and the new Investment Management Agreement between the Trust, on behalf of the Portfolio, and FMG LLC is subject to approval by the Portfolio’s shareholders. A special shareholder meeting of the Portfolio is anticipated to be held on or about April 10, 2014 to vote on these proposals. You may continue to purchase, redeem and exchange shares in the Portfolio (pending availability in your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Summary Prospectus, together with the Portfolio’s Summary Prospectus and, together with the Trust’s Prospectus dated May 1, 2013, as supplemented.

Additional information regarding the proposed Conversion and the new Investment Management Agreement, including the factors the Board of Trustees considered in deciding to approve the proposals, the changes to the principal investment strategies and risks, fees and expenses, will be sent to shareholders of the Portfolio as part of the proxy solicitation materials and will also be available for free on the EDGAR database on the SEC’s Internet site at: http://www.sec.gov.

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